UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 27, 2002


                              NSTAR
     (Exact name of registrant as specified in its charter)



                             1-14768
                    (Commission File Number)
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            Massachusetts                   04-3466300
(State or other jurisdiction of          (I.R.S. Employer
 incorporation or organization)          Identification No.)


     800 Boylston Street, Boston, Massachusetts 02199
(Address of principal executive offices, including zip code)
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                         (617) 424-2000
      (Registrant's telephone number, including area code)

                              NSTAR

Item 5.  Other Events

NSTAR (NYSE: NST)

At its regularly scheduled board meeting held on June 27, 2002, the NSTAR Board of Trustees elected William C. Van Faasen, a Class III Trustee of NSTAR for a term expiring in 2005. Mr. Van Faasen is Chairman, President and Chief Executive Officer of Blue Cross and Blue Shield of Massachusetts, Inc. ("BCBSMA") and his election expands the number of NSTAR Trustees to eleven. Mr. Van Faasen has held his present position with BCBSMA since
September, 1992. BCBSMA is one among several health care providers available to NSTAR's approximately 3,300 employees.



                              NSTAR


                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




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                                           NSTAR
                                        (Registrant)





Date: June 28, 2002        By:  /s/ R. J. WEAFER, JR.
                                Robert J. Weafer, Jr.
                                Vice President, Controller
                                and Chief Accounting Officer
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